Exhibit 99.2

Parker Hannifin Corporation

Quarterly Earnings Release 1st Quarter FY 2006

October 18, 2005

Forward-Looking Statements

Forward-Looking Statements:

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company’s ability to achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth and innovation initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to employee retirement and health care benefits and insurance; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation and interest rates. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Non-GAAP Financial Measure

This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Discussion Agenda

Financial Highlights

Influences on Sales & Earnings WIN Strategy Balance Sheet & Cash Flow Trends Outlook Questions & Answers

Financial Highlights

EPS – 1st Quarter Fiscal Year 2006

$1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 $1.43 $1.11

1Q FY06 1Q FY05

Financial Highlights

Sales – 1st Quarter

1st Quarter FY06 FY05

Sales $2,114 $1,878 % change 13%

Sales from acquisitions $136

Sales without acquisitions $1,978 $1,878 % change 5%

Currency effects $17

Sales without acquisitions & currency $1,961 $1,878 % change 4%

Influences on Sales

Continued Industrial End Market Strength

Aerospace

Commercial OEM/Aftermarket Mix

Globalization Trends

Parker New Order Rates


Industrial North America
8
30
20
10
0
-10
-20
-30
-40
J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J
96 97 98 99 00 01 02 03 04 05
Current month vs. prior year

anything Parker Possible.

Parker New Order Rates

Industrial R.O.W.

4

30 25 20 15 10 5 0 -5 -10 -15

J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J

Current month vs. prior year

Parker New Order Rates

Climate & Industrial Controls

4

30 25 20 15 10 5 0 -5 -10 -15 -20

J O J02 A J O J03 A J O J04 A J O J05 A J

Current month vs. prior year

Parker New Order Rates

Aerospace

8

30 20 10 0 -10 -20 -30

J96 A J O J97 A J O J98 A J O J99 A J O J00 A J O J01 A J O J02 A J O J03 A J O J04 A J O J05 A J

Average last 12 months orders to previous 12 months orders

Influences on Earnings

Increased Volume

Win Strategy

Restructuring/Move to Low Cost Countries Sales Mix – Aerospace Inventory Changes

Segment Reporting Industrial North America

FY2006 FY2005

1st Qtr 1st Qtr

Sales

As reported $ 929 $ 832

% change 12%

Acquisitions $ 53

without Acquisitions $ 876 $ 832

% change 5%

Currency effects $ 5

without Acquisitions & Currency $ 871 $ 832

% change 5%

Operating Margin

As reported $ 137 $ 120

% of sales 15% 14%

Segment Reporting Industrial Rest of World

FY 2006 FY 2005

1st Qtr 1st Qtr

Sales

As reported $ 621 $ 549

% change 13%

Acquisitions $ 39

without Acquisitions $ 582 $ 549

% change 6%

Currency effects $ 10

without Acquisitions & Currency $ 572 $ 549

% change 4%

Operating Margin

As reported $ 80 $ 66

% of sales 13% 12%

Segment Reporting Aerospace

FY 2006 FY 2005

1st Qtr 1st Qtr

Sales

As reported $ 349 $ 331

% change 5%

Acquisitions

without Acquisitions $ 349 $ 331

% change 5%

Currency effects

without Acquisitions $ 349 $ 331

% change 5%

Operating Margin

As reported $55 $ 51

% of sales 16% 15%

Segment Reporting Climate & Industrial Controls

FY 2006 FY 2005

1st Qtr 1st Qtr

Sales

As reported $ 215 $ 165

% change 30%

Acquisitions $44

without Acquisitions $ 171 $ 165

% change 3%

Currency effects $ 2

without Acquisitions & Currency $ 169 $ 165

% change 2%

Operating Margin

As reported $19 $ 16

% of sales 9% 10%

Balance Sheet Summary

Cash

Working Capital

Inventory

Accounts Receivable

PP & E

Shareholders Equity

Financial Leverage

Debt to Debt Equity

38.0% 36.0% 34.0% 32.0% 30.0% 28.0% 26.0% 24.0% 22.0% 20.0%

Target

21.3%

FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06

Strong Cash Flow – Cash From Operations

FY06 YTD $217

Operating Cash Flow

$900 $800 $700 $600 $500 $400 $300 $200 $100 $0

864 12.0%

459

538

529

631

550

637

10.0% 8.0% 6.0% 4.0%

% to Sales

FY 99 FY 00 FY 01 FY 02 FY 03 FY 04 FY 05

FY 2006 Earnings Outlook Assumptions Segment Sales & Operating Income

FY 2006 Sales Change versus FY 2005

NA Industrial 9.2%— 9.7%

Industrial ROW 15.5%— 16.5%

Aerospace 6.0%— 7.8%

CIC 13.1%— 14.0%

FY 2006 Operating Margin Percentages

NA Industrial 13.3%— 13.9%

Industrial ROW 11.3%— 12.1%

Aerospace 14.3%— 14.7%

CIC 10.5%— 11.7%

FY 2006 Earnings Outlook assumptions below Operating Margin

Corporate Admin +11% to +12.5% vs. FY 2005 Interest Expense -14% to -16% vs. FY 2005 Other Exp. (Income) * +14% to +16% vs. FY 2005 Tax Rate 29.5%

*Adoption of FAS 123R by the Company will result in additional expense of approximately $.15-$.20 per diluted share in Fiscal Year 2006 all of which will be reflected in the Other Expense (Income) line.

Earnings Outlook

EPS From Continuing Operations Fiscal Year 2006 Range $4.85—$5.30

Note: Forecast Does Not Include Any Acquisitions or Divestitures That May Occur During The Balance of Fiscal Year 2006.

Questions & Answers.

Appendix

Income Statements & Quarterly Segment Data

Income Statement – 1st Quarter

FY 2006 FY 2005

% of Sales % of Sales

Net sales $ 2,113.6 100.0% $ 1,877.9 100.0%

Cost of sales 1,655.8 78.3% 1,477.7 78.7%

Gross profit 457.8 21.7% 400.2 21.3%

S, G & A 237.0 11.2% 194.4 10.4%

Interest expense 16.5 0.8% 16.2 0.9%

Other expense 0.3 0.0% 11.0 0.6%

Income from Cont’g Operations b/f taxes 204.0 9.7% 178.7 9.5%

Income taxes 60.2 2.8% 52.6 2.8%

Income from Cont’g Operations $ 143.8 6.8% $ 126.0 6.7%

Discontinued Operations 28.9 1.4% 6.7 0.4%

Net Income $ 172.7 8.2% $ 132.8 7.1%

Restated Income Statement

CONSOLIDATED STATEMENT OF INCOME—Restated

Restated to present divestiture of business units as discontinued operations

Fiscal 2005

(Dollars in thousands, except per share amounts) 9/30/2004 12/31/2004 3/31/2005 6/30/2005 Total

Net sales $ 1,877,915 $ 1,905,931 $ 2,112,462 $ 2,172,497 $ 8,068,805

Cost of sales 1,477,694 1,516,905 1,688,804 1,708,074 6,391,477

Gross profit 400,221 389,026 423,658 464,423 1,677,328

Selling, general and

administrative expenses 194,396 217,856 215,231 232,795 860,278

Interest expense 16,179 17,236 17,079 16,375 66,869

Other expense (income), net 10,975 (1,433) 2,026 342 11,910

Income from continuing operations

before income taxes 178,671 155,367 189,322 214,911 738,271

Income taxes 52,635 44,954 48,676 58,840 205,105

Income from continuing operations 126,036 110,413 140,646 156,071 533,166

Income (loss) from discontinued operations 6,747 60,714 (1,276) 5,341 71,526

Net income $ 132,783 $ 171,127 $ 139,370 $ 161,412 $ 604,692

Basic earnings per share:

Income from continuing operations $ 1.06 $ 0.93 $ 1.18 $ 1.32 $ 4.49

Income (loss) from discontinued operations 0.06 0.51 (0.01) 0.04 0.60

Net income per share $ 1.12 $ 1.44 $ 1.17 $ 1.36 $ 5.09

Diluted earnings per share:

Income from continuing operations $ 1.05 $ 0.91 $ 1.16 $ 1.30 $ 4.43

Income (loss) from discontinued operations 0.06 0.50 (0.01) 0.04 0.59

Net income per share $ 1.11 $ 1.41 $ 1.15 $ 1.34 $ 5.02

Note: Basic and diluted earnings per share amounts are computed independently for each of the quarters presented, therefore, the sum of the quarterly basic and diluted earnings per share amounts may not equal the total computed for the year.

Restated Quarterly Segment Data

BUSINESS SEGMENT INFORMATION BY INDUSTRY—Restated

Elimination of Other Segment due to divestiture of business units

Fiscal 2005

(Dollars in thousands) 9/30/2004 12/31/2004 3/31/2005 6/30/2005 Total

Net sales

Industrial:

North America $ 832,338 $ 819,243 $ 924,975 $ 940,071 $ 3,516,627

International 548,973 583,221 623,343 642,902 2,398,439

Aerospace 331,134 326,961 337,313 364,023 1,359,431

Climate & Industrial Controls 165,470 176,506 226,831 225,501 794,308

Total $ 1,877,915 $ 1,905,931 $ 2,112,462 $ 2,172,497 $ 8,068,805

Segment operating income

Industrial:

North America $ 119,809 $ 99,862 $ 120,133 $ 128,409 $ 468,213

International 66,473 61,615 63,079 76,040 267,207

Aerospace 51,294 49,540 43,945 54,408 199,187

Climate & Industrial Controls 15,817 8,911 26,513 23,602 74,843

Total segment operating income 253,393 219,928 253,670 282,459 1,009,450

Corporate general and administrative expenses 25,306 30,563 23,395 32,351 111,615

Income from continuing operations before

interest expense and other 228,087 189,365 230,275 250,108 897,835

Interest expense 16,179 17,236 17,079 16,375 66,869

Other 33,237 16,762 23,874 18,822 92,695

Income from continuing operations

before income taxes $ 178,671 $ 155,367 $ 189,322 $ 214,911 $ 738,271